EXHIBIT 10.22
                                  -------------

                           LOAN AND SECURITY AGREEMENT
                           ---------------------------


      THIS LOAN AND SECURITY AGREEMENT ("Agreement"), dated as of the 29th day of October, 1999, is made and entered into on the terms and conditions hereinafter set forth, by and among AMERICAN MICRO COMPUTER CENTER, INC., a Florida corporation with principal offices at 6073 N.W. 167th Street, Unite C-25, Miami, Florida 33015 ("Borrower"), EUROPEAN MICRO HOLDINGS, INC., a Nevada corporation ("European Micro"), NOR'EASTER MICRO, INC., a Nevada corporation ("Nor'easter"; European Micro and Nor'easter are sometimes hereinafter collectively referred to as "Guarantors"), and SOUTHTRUST BANK, NATIONAL ASSOCIATION, a national banking association with offices in Nashville, Tennessee ("Lender").

      WHEREAS, Borrower has requested that Lender make available to Borrower a line of credit in the original principal amount not exceeding $1,500,000 (the "Loan") on the terms and conditions hereinafter set forth, and for the purpose(s) hereinafter set forth; and

      WHEREAS, in order to induce Lender to make the Loan to Borrower, Borrower and Guarantors have made certain representations to Lender; and

      WHEREAS, Lender, in reliance upon the representations and inducements of Borrower and Guarantors, has agreed to make the Loan upon the terms and conditions hereinafter set forth;

      NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements hereinafter set forth, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower, Guarantors and Lender hereby agree as follows:


                                    ARTICLE I

                                   DEFINITIONS
                                   -----------

      As used in this Agreement, the following terms shall have the indicated meanings:

      "Base Rate" shall mean per annum the rate of interest periodically designated by Lender as its Base Rate. Base Rate does not necessarily represent the lowest rate charged by Lender. Any rate of interest calculated using the Base Rate as a reference shall change to reflect any change in the Base Rate, as and when the Base Rate changes.

      "Borrowing Base" shall mean an aggregate amount equal to the sum of (a) eighty-five percent (85%) of Eligible Receivables, plus (b) fifty percent (50%) of Eligible Inventory.

      "Compliance Certificate" shall have the meaning assigned to such term in SUBSECTION 5.4(A) of this Agreement.

      "Eligible Receivables" shall mean Receivables arising out of the sale or other disposition of Borrower's Inventory or the rendering of services to


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Borrower's  customers,  excluding (a) all Receivables that have been outstanding for more than  ninety (90) days after the dates of the  corresponding  invoices,
(b) all Receivables owing from any account debtor if more than 50% of the Receivables owed to Borrower by such account debtor have been outstanding for more than ninety (90) days after the dates of the corresponding invoices, (c) the amount by which Receivables from any account debtor (or its affiliates) exceed twenty-five percent (25%) of Borrower's total Receivables, (d) all returns, allowances, discounts, credits and contra items, (e) all amounts owed
from  employees,  officers,  shareholders,   directors  or  affiliates  and  all
intra-company items, (f) any Receivables evidenced by instruments or chattel paper that have not been endorsed and delivered to Lender by Borrower, and (g) all other items which Lender in its sole discretion determines to be ineligible.

      "Eligible Inventory" shall mean Borrower's Inventory, valued at the lesser of cost or market, with such adjustments thereto as Lender in its sole discretion determines to be appropriate.

      "Event of Default" shall have the meaning assigned to such term in SECTION
7.1 of this Agreement.

      "Guaranties" shall mean, collectively, one or more Continuing Guaranties of even date herewith, executed in favor of Lender by Guarantors.

      "Inventory" shall have the meaning assigned to such term in the Uniform Commercial Code.

      "Line of Credit Borrowing Limit" shall mean $1,500,000.

      "Line of Credit Interest Rate" shall mean an annual rate equal to the lesser of (a) the maximum contract rate of interest permitted to be charged under applicable law or (b) the Base Rate plus one-half percentage point (1/2%), computed on the basis of a 360-day year, actual number of days elapsed, adjusted daily as the Base Rate changes.

      "Line of Credit Termination Date" shall mean October __, 2000.

      "Loan Documents" shall mean, collectively, the Security Instruments, together with the Note and any other instruments and documents now or hereafter evidencing, securing or in any way related to the indebtednesses evidenced by the Note.

      "Note" shall mean that certain Master Secured Promissory Note of even date herewith, in the principal amount not exceeding the Line of Credit Borrowing Limit, made and executed by Borrower, payable to the order of Lender, evidencing the indebtedness of Borrower to Lender in connection with the Loan, together with any and all extensions, modifications, renewals, restatements and/or replacements thereof.

      "Pledge Agreements" shall mean those two (2) certain Pledge and Security Agreements of even date herewith, executed by John B. Gallagher and Harry D. Shields, in favor of Lender.

      "Receivables" shall mean accounts, general intangibles, instruments and chattel paper, as such terms are defined in the Uniform Commercial Code.


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      "Secured Obligations" shall have the meaning assigned such term in SECTION
3.2 of this Agreement.

      "Security Instruments" shall mean, collectively, this Agreement, the Guaranties, and any other instruments, documents or agreements now or hereafter securing the Secured Obligations, whether by specific or general reference.

      "Uniform Commercial Code" means the Uniform Commercial Code as in effect in the State of Tennessee from time to time.


                                   ARTICLE II

                                    THE LOAN
                                    --------

      II.1 ADVANCES. Prior to the Line of Credit Termination Date and so long as no Event of Default (or event that with the giving of notice or the passage of time or both would constitute an Event of Default) has occurred and is in existence hereunder, Lender shall advance proceeds under the Loan to Borrower upon Borrower's request in an aggregate amount outstanding at any one time not to exceed the lesser of (a) the Borrowing Base in effect from time to time, or
(b) the Line of Credit Borrowing Limit, although Lender may in its sole and absolute discretion permit advances to exceed such amount. Any such excess advances shall be secured by, and subject to the terms and conditions of, this Agreement. In the absence of an Event of Default, Borrower may repay and reborrow amounts under the Loan in accordance with the terms, conditions and provisions of this Agreement.

      II.2 REPAYMENT. The indebtedness of Borrower to Lender in connection with the Loan shall be evidenced by, and payable in accordance with the terms of, the Note. Amounts outstanding under the Loan shall bear interest at the Line of Credit Interest Rate. In addition, Borrower covenants and agrees to maintain Eligible Receivables and Eligible Inventory in an aggregate amount sufficient to keep the aggregate outstanding principal balance of the advances made in respect of the Loan within the limits specified in SECTION 2.1 of this Agreement. If at any time such limits are exceeded, Borrower shall immediately pay to Lender an amount sufficient to reduce the aggregate outstanding principal balance of the Loan to an amount that is within such limits.

      II.3 LETTERS OF CREDIT. If and to the extent that Lender has issued or from time to time hereafter shall issue letters of credit for the account of Borrower pursuant to applications submitted to Lender by Borrower, it is understood and agreed that:

                  (a) the credit availability under the Loan shall be reduced by the aggregate undrawn amount from time to time available under outstanding letters of credit,

                  (b) any  amounts  paid by  Lender  under any such  letters  of credit shall be deemed to be advances against the Note, and the indebtedness of Borrower to Lender in connection therewith shall constitute a part of the Secured Obligations and shall be secured as hereinafter set forth in the same manner as all other advances made by Lender against the Note.


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Borrower  acknowledges and agrees that Lender has made no commitment to Borrower with respect to the issuance of any such letters of credit.

      II.4 COMMITMENT FEE. Upon execution of this Agreement, Borrower shall pay to Lender a non-refundable commitment fee in the amount of $3,750.00.

      II.5 PURPOSE. The purpose of the Loan shall be to provide working capital to Borrower on a revolving basis.

                                   ARTICLE III

                                    SECURITY
                                    --------

      III.1 SECURITY. The Secured Obligations are and shall continue to be secured by the following:

             (a) PERSONAL PROPERTY. Borrower hereby grants to Lender a security interest in the following described property and interests in property, together with all proceeds (including but not limited to insurance proceeds) and products thereof and all accessions thereto, as applicable:

                 (i) EQUIPMENT. All equipment of Borrower of every kind and description, whether now owned or hereafter acquired and wherever located, together with all parts, accessories and attachments and all replacements thereof and additions thereto;



                 (ii) INVENTORY, ACCOUNTS, LP CHATTEL PAPER, INSTRUMENTS, DOCUMENTS AND GENERAL INTANGIBLES. All of Borrower's inventory, whether held for lease, sale or for furnishing under contracts of service, all agreements for lease of same and rentals therefrom, and all of Borrower's accounts, accounts receivable, chattel paper, instruments, documents and general intangibles (including but not limited to trade marks, copyrights and patents), whether now in existence or owned or hereafter acquired, entered into, created or arising, and wherever located; and

                  (iii) BOOKS AND RECORDS.  All of Borrower's  right,  title and interest to all of the books, records, files and all other data and documents of Borrower of all kinds in whatever form, whether computerized or otherwise and including but not limited to computer disks, tapes and printouts, relating to the above-described collateral.

            (b) OTHER SECURITY INSTRUMENTS. The Guaranties, the Pledge Agreements and the other Security Instruments.

      III.2 SECURED OBLIGATIONs. Without limiting any of the provisions thereof, the Security Instruments shall secure:


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            (a) The full and timely payment of the  indebtednesses  evidenced by
      the  Note,   together  with   interest   thereon,   and  any   extensions,
      modifications and/or renewals thereof and any notes given in payment thereof,

            (b) The full and prompt performance of all of the obligations of Borrower to Lender under the Loan Documents,

            (c) The full and prompt payment of all expenses and costs of whatever kind incident to the collection of the indebtednesses evidenced by the Note, the perfection, enforcement or protection of the security interests of the Security Instruments or the exercise by Lender of any rights or remedies of Lender with respect to the indebtednesses evidenced by the Note, including but not limited to reasonable attorney's fees and expenses incurred by Lender, all of which Borrower agrees to pay to Lender upon demand,

            (d) The full and prompt payment of the indebtednesses and obligations of Guarantors to Lender evidenced and/or secured by (i) that certain Loan Agreement of even date herewith, by and among Lender, Borrower and Guarantors, entered into in connection with that certain term loan from Lender to European Micro in the original principal amount of $1,500,000, and (ii) that certain Loan and Security Agreement of even date herewith, by and among Lender, Borrower and Guarantors, entered into in connection with that certain line of credit from Lender to Nor'easter, in the maximum principal amount of $1,500,000, together with any and all renewals, amendments and modifications thereof; and

            (e) The full and prompt payment and performance of any and all other indebtednesses and other obligations of Borrower or either Guarantor to Lender, direct or contingent (including but not limited to obligations incurred as indorser, guarantor or surety), however evidenced or denominated, and however and whenever incurred, including but not limited to indebtednesses incurred pursuant to any present or future commitment of Lender to Borrower or either Guarantor, together with interest thereon, and any extensions, modifications and/or renewals thereof and any notes given in payment thereof.

All of the foregoing indebtedness and other obligations are herein collectively referred to as the "Secured Obligations".


                                   ARTICLE IV

                         REPRESENTATIONS AND WARRANTIES
                         ------------------------------

      Borrower and Guarantors hereby represent and warrant to Lender as follows:

      IV.1 CORPORATE STATUS. Borrower is a corporation duly organized, validly existing and in good standing under the laws of the State of Florida. Each Guarantor is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada. Borrower and each Guarantor has the corporate power to own and operate its properties, to carry on its business as now conducted and to enter into and to perform its obligations under this Agreement and the other Loan Documents to which it is a party. Borrower and each


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Guarantor is duly qualified to do business and in good standing in each state in which a failure to be so qualified would have a material adverse effect on its financial position or its ability to conduct its business in the manner now conducted.

      IV.2 AUTHORIZATION. Borrower and each Guarantor has full legal right, power and authority to conduct its business and affairs in the manner contemplated by the Loan Documents, and to enter into and perform its obligations thereunder, without the consent or approval of any other person, firm, governmental agency or other legal entity. The execution and delivery of this Agreement, the borrowing hereunder, the execution and delivery of each Loan Document to which Borrower or either Guarantor is a party, and the performance by Borrower and each Guarantor of its obligations thereunder are within the corporate powers of Borrower or Guarantors and have been duly and properly authorized by all necessary corporate action, have received all necessary governmental approvals, if any were required, and do not and will not contravene or conflict with any provision of law, any applicable judgment, ordinance, regulation or order of any court or governmental agency, the charters or by-laws of Borrower or Guarantors, or any agreement binding upon Borrower, Guarantors or their properties. The officer(s) executing this Agreement and all of the other Loan Documents to which Borrower and Guarantors are a party are duly authorized to act on behalf of Borrower and Guarantors.

      IV.3 VALIDITY AND BINDING EFFECT. This Agreement and the other Loan Documents are the legal, valid and binding obligations of the parties thereto, enforceable in accordance with their respective terms.

      IV.4 OTHER TRANSACTIONS. Except as specifically set forth in this Agreement and the other Loan Documents, there are no prior loans, liens, security interests, agreements or other financings upon which Borrower is obligated or by which Borrower is bound that will in any way permit any third person to have or obtain priority over Lender as to any of the security interests or liens granted to Lender pursuant to this Agreement and the other Security Instruments. Consummation of the transactions hereby contemplated and the performance of the obligations of Borrower and Guarantors under and by virtue of the Loan Documents will not result in any breach of, or constitute a default under, any mortgage, security deed or agreement, deed of trust, lease, bank loan or credit agreement, corporate charter or by-laws, agreement or certificate of limited partnership, partnership agreement, license, franchise or any other instrument or agreement to which Borrower or either Guarantor is a party or by which Borrower, Guarantors or their properties may be bound or affected.


      IV.5 PLACES OF BUSINESS. The records with respect to all intangible personal property constituting a part of the collateral security for the Secured Obligations are maintained at Borrower's chief place of business and chief executive office, which has the address of 6073 N.W. 167th Street, Unite C-25, Miami, Florida 33015. All tangible personal property constituting a part of the collateral security for the Secured Obligations is or will be located at Borrower's chief place of business and chief executive office and/or at any specific locations set forth in attached SCHEDULE 4.5.

      IV.6 LITIGATION. There are no actions, suits or proceedings pending, or, to the knowledge of Borrower or either Guarantor, threatened, against or affecting Borrower or either Guarantor or involving the validity or enforceability of any of the Loan Documents or the priority of the liens thereof, at law or in equity, or before any governmental or administrative agency, except actions, suits and proceedings that are fully covered by


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insurance  and that,  if adversely  determined,  would not impair the ability of
Borrower or Guarantors to perform each and every one of their respective obligations under and by virtue of the Loan Documents; and to the knowledge of Borrower and Guarantors, neither Borrower nor either Guarantor is in default with respect to any order, writ, injunction, decree or demand of any court or any governmental authority.

      IV.7 FINANCIAL STATEMENTS. The financial statement(s) of Borrower and Guarantors heretofore delivered to Lender are true and correct in all respects, have been prepared in accordance with generally accepted accounting principles consistently applied, and fairly present the financial condition of the subjects thereof as of the date(s) thereof. No material adverse change has occurred in the financial condition of Borrower or either Guarantor since the date(s) thereof, and no additional borrowings have been made by Borrower or either Guarantor since the date(s) thereof.

      IV.8 NO DEFAULTS. No default or event of default by Borrower or Guarantors exists under this Agreement or any of the other Loan Documents, or under any other instrument or agreement to which Borrower or either Guarantor is a party or by which Borrower, Guarantors or their properties may be bound or affected, and no event has occurred and is existing that with notice or the passage of time or both would constitute a default or event of default thereunder.

      IV.9 COMPLIANCE WITH LAW. Borrower and Guarantors have obtained all necessary licenses, permits and governmental approvals and authorizations necessary or proper in order to conduct their business and affairs as heretofore conducted and as intended to be conducted hereafter. To the knowledge of Borrower and Guarantors, Borrower and Guarantors are in compliance with all laws, regulations, decrees and orders applicable to them (including but not limited to laws, regulations, decrees and orders relating to occupational and health standards and controls, antitrust, monopoly, restraint of trade or unfair competition). Neither Borrower nor either Guarantor has received, nor expects to receive, any order or notice of any violation or claim of violation of any law, regulation, decree, rule, judgment or order of any governmental authority or agency relating to the ownership and/or operation of its properties, as to which the cost of compliance is or might be material and the consequences of noncompliance would or might be materially adverse to its business, operations, property or financial condition, or which would or might impair its ability to perform its obligations under the Loan Documents to which it is a party.

      IV.10 ENVIRONMENTAL MATTERS.

            (a) As used in this SECTION 4.10 and in SECTION 5.12 hereof, the following terms shall have the indicated meanings:

            "BUSINESS" means all of Borrower's and Guarantors' assets, both real and personal, tangible and intangible, now existing or hereafter acquired and wherever located, and all of Borrower's and Guarantors' current and future business operations at all locations and in all jurisdictions.

            "ENVIRONMENTAL AUTHORITIES" means all federal, state and local governmental bodies, authorities or agencies and all public corporations created and/or empowered to administer, regulate and/or enforce Environmental Laws, including without limitation the U.S.
      Environmental Protection Agency.

            "ENVIRONMENTAL LAWS" means any and all federal, state, regional, county or local laws, statutes, rules, regulations or ordinances relating


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      to  the  generation,  recycling,  use,  reuse,  sale,  storage,  handling, transport, treatment or disposal of Hazardous Materials, including without limitation the Comprehensive Environmental Response Compensation Liability Act of 1980, as amended by the Superfund Amendments and Reauthorization Act of 1986, 42 U.S.C. ss.ss.9601 ET seq. ("CERCLA"), the Resource Conservation and Recovery Act of 1976, as amended by the Solid and Hazardous Waste Amendments of 1984, 42 U.S.C. ss.ss.6901 ET seq. ("RCRA"), the Tennessee Hazardous Waste Management Act, T.C.A. ss.ss.68-46-101 ET seq., and any rules, regulations and guidance documents promulgated or published thereunder, and any state, regional, county or local statute, law, rule, regulation or ordinance relating to public health, safety or the discharge, emission or disposal of Hazardous Materials or Hazardous Wastes in or to air, water, land or groundwater, to the withdrawal or use
      of   groundwater,   to  the  use,   handling  or  disposal  of   asbestos,
      polychlorinated   biphenyls,    petroleum,    petroleum   derivatives   or
      by-products, other hydrocarbons or urea formaldehyde, to the treatment, storage, disposal or management of Hazardous Materials, to exposure to Hazardous Materials, to the transportation, storage, disposal, management or release of gaseous or liquid substances, and any regulation, order, injunction, judgment, declaration, notice or demand issued thereunder.

            "HAZARDOUS  MATERIALS"  means  any  hazardous,  toxic  or  dangerous materials, substances, chemicals, waste or pollutants that from time to time are defined by or pursuant to or are regulated under any Environmental Laws, including without limitation asbestos, polychlorinated biphenyls, petroleum, petroleum derivatives or by-products, other hydrocarbons, urea formaldehyde and any material, substance, pollutant or waste that is defined as a hazardous waste under RCRA or defined as a hazardous substance under CERCLA.

            "HAZARDOUS WASTES" means Hazardous Materials that are or become "wastes" or "solid wastes" as such terms are used in RCRA.

            "PROPERTY" means all real property now or hereafter constituting a part of, or otherwise used or operated by Borrower or Guarantors in connection with, the Business.

            (b) Borrower and Guarantors represent and warrant to Lender as follows:

                 (i) The Property is being operated by Borrower and Guarantors in full compliance with Environmental Laws, and Borrower and Guarantors have obtained, maintained and is in good standing under all approvals, consents, certificates, licenses and permits required by Environmental Laws with respect to the Property.

                 (ii) To the knowledge of Borrower and Guarantors, the Property is free of all Hazardous Wastes and is free of all Hazardous Materials other than those maintained therein or thereon in full compliance with Environmental Laws. Borrower and Guarantors have not caused or permitted the Property to be used to generate, manufacture, refine, transport, treat, store, handle, dispose, transfer, produce or process Hazardous Materials except in full compliance with Environmental Laws.


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                  (iii)  Neither  Borrower  nor either  Guarantor  has  received notice, nor has knowledge, of any noncompliance with or violation of any Environmental Laws with respect to the Property or the Business.
      IV.11 NO BURDENSOME RESTRICTIONS. No instrument, document or agreement to which Borrower or either Guarantor is a party or by which it or its properties may be bound or affected materially adversely affects, or may reasonably be
expected  so  to  affect,  its  business,  operations,   property  or  financial
condition.

      IV.12 TAXES. Borrower and each Guarantor has filed or caused to be filed all tax returns that to its knowledge are required to be filed (except for returns that are not yet due), and has paid all taxes shown to be due and payable on said returns and all other taxes, impositions, assessments, fees or other charges imposed on it by any governmental authority, agency or instrumentality, prior to any delinquency with respect thereto (other than taxes, impositions, assessments, fees and charges currently being contested in good faith by appropriate proceedings, for which appropriate amounts have been reserved). No tax liens have been filed against Borrower, Guarantors or any of their property.

      IV.13 EQUIPMENT. The equipment constituting a part of the collateral for the Secured Obligations is owned solely by Borrower, and Borrower has full right, power and authority to grant to Lender a valid and enforceable security interest therein. Lender's security interest in such equipment constitutes a first and prior lien upon and security interest in such equipment, and no other person or entity has any right, title, interest, security interest, claim or lien with respect thereto.

      IV.14 INVENTORY. The Inventory constituting a part of the collateral for the Secured Obligations is owned solely by Borrower, and Borrower has all necessary right, power and authority to grant to Lender a valid and enforceable security interest therein. Lender's security interest in such Inventory constitutes a first and prior lien upon and security interest in such Inventory, and no other person or entity has any right, title, interest, security interest, claim or lien with respect thereto.

      IV.15 RECEIVABLES, ETC. With respect to the Receivables, (a) each Receivable is a valid and bona fide existing obligation created by or arising out of the sale and delivery or other disposition of Borrower's Inventory or the rendition by Borrower of services to Borrower's customers in the ordinary course of business, (b) the Receivables are owned solely by Borrower and Borrower has all necessary right, power and authority to grant to Lender a valid and enforceable security interest therein, (c) Lender's security interest in such Receivables constitutes a first and prior lien upon and security interest in such Receivables, and no other person or entity has any right, title, interest, security interest, claim or lien with respect thereto; (d) each Receivable constituting an Eligible Receivable will at all times be unconditionally owed to Borrower and enforceable against the obligor(s) with respect thereto without dispute of any kind, and (e) each Receivable constituting an Eligible Receivable is an "account" as defined in the Uniform Commercial Code and is not evidenced by any instrument or document (except as specifically disclosed to Lender and accepted by Lender as an Eligible Receivable) that would in any way change or alter its character as an account.

      IV.16 EFFECT OF REQUEST FOR ADVANCE. Each request by Borrower for an advance of proceeds of the Loan shall constitute an affirmation by Borrower and Guarantors that the representations and warranties of this ARTICLE IV remain true and correct on and as of the date of such request.

                                    ARTICLE V

                            COVENANTS AND AGREEMENTS
                            ------------------------

      Borrower  and  Guarantors  covenant and agree that during the term of this
Agreement:

      V.1 PAYMENT OF SECURED OBLIGATIONS. Borrower shall pay the indebtednesses evidenced by the Note according to the terms thereof, and shall timely pay or perform, as the case may be, all of the other Secured Obligations.

      V.2 SALES OF AND ENCUMBRANCES ON COLLATERAL. Borrower will not sell, exchange, lease, negotiate, pledge, assign or grant any security interest in or otherwise dispose of the collateral described in the Security Instruments to anyone other than Lender, nor permit any other lien of any kind to attach thereto, nor permit same to be attached to or commingled with other goods or property, without Lender's prior written consent; provided, however, that prior to the occurrence of an Event of Default hereunder, Borrower shall have the right to process and sell its Inventory in the ordinary course of business as herein provided.

      V.3 FURTHER ASSURANCES. Borrower will take all actions requested by Lender to create and maintain in Lender's favor valid liens upon, security titles to and/or perfected security interests in any collateral described in the Security Instruments and all other collateral for the Secured Obligations now or hereafter held by or for Lender. Without limiting the foregoing, Borrower agrees to execute such further instruments (including financing statements and continuation statements) as may be required or permitted by any law relating to notices of, or affidavits in connection with, the perfection of Lender's security interests or liens, to cooperate with Lender in the filing or recording and renewal thereof, and, upon Lender's request, to immediately place notations upon its books of account to disclose Lender's security interest in all Receivables granted in this Agreement.

      V.4 FINANCIAL STATEMENTS AND REPORTS. Borrower and Guarantors shall furnish to Lender such financial data as Lender may reasonably request. Without limiting the foregoing, Borrower and Guarantors shall furnish to Lender (or cause to be furnished to Lender) the following:

          (a) as soon as practicable and in any event within ninety (90) days after the end of each fiscal year of Borrower and Guarantors, consolidated and consolidating balance sheets of Borrower and Guarantors as of the close of such fiscal year, consolidated and consolidating statements of earnings and retained earnings of Borrower and Guarantors as of the close of such fiscal year, and consolidated and consolidating statements of cash flows for Borrower and Guarantors for such fiscal year, all in reasonable detail, prepared in accordance with generally accepted accounting principles consistently applied, audited in accordance with generally accepted auditing standards by independent certified public accountants satisfactory to Lender in its reasonable judgment, and accompanied by the unqualified favorable opinion of such accountants and a certificate of the chief executive or chief financial officers of Borrower and Guarantors, stating that, to the best of the knowledge of such officers, Borrower and

      Guarantors have kept, observed, performed and fulfilled each covenant, term and condition of this Agreement and the other Loan Documents during such fiscal year and that no Event of Default hereunder has occurred and is continuing (or if an Event of Default has occurred and is continuing, specifying the nature of same, the period of existence of same and the action Borrower and Guarantors propose to take in connection therewith), and setting forth calculations of the financial covenants set forth in
      ARTICLE VI of this Agreement (a "Compliance Certificate");

          (b) within forty-five (45) days of the end of the first three (3) quarters of each fiscal year of Borrower and Guarantors, consolidated and consolidating balance sheets of Borrower and Guarantors as of the close of such quarter and consolidated and consolidating statements of earnings and retained earnings of Borrower and Guarantors as of the close of such quarter, all in reasonable detail, and prepared substantially in accordance with generally accepted accounting principles consistently applied, certified by the chief executive or chief financial officers of Borrower and Guarantors as being true and correct, and accompanied by a Compliance Certificate;

          (c) within thirty (30) days of the end of each calendar month, non-consolidated balance sheets of Borrower and each Guarantor as of the close of such month, and non-consolidated statements of earnings and retained earnings of Borrower and each Guarantor as of the close of such month, all in reasonable detail, and prepared substantially in accordance with generally accepted accounting principles consistently applied, certified by the chief executive or chief financial officers of Borrower and Guarantors as being true and correct, and accompanied by a Compliance Certificate;

          (d) within fifteen (15) days of the end of each calendar month, accounts receivable and accounts payable listings of Borrower, with agings, and a certification of inventory of Borrower, all as of the close of such month and all in form satisfactory to Lender, and accompanied by a certificate in form satisfactory to Lender setting forth a calculation of the Borrowing Base as of the close of such month; and

          (e) promptly upon receipt thereof, copies of all accountants' reports and accompanying financial reports submitted to Borrower or either Guarantor by independent accountants in connection with each annual examination of Borrower and Guarantors.

      V.5 MAINTENANCE OF BOOKS AND RECORDS; INSPECTION. Borrower and Guarantors shall maintain their books, accounts and records in accordance with generally accepted accounting principles consistently applied, and permit Lender, its officers and employees and any professionals designated by Lender in writing, at any time to visit and inspect any of their properties (including but not limited to the collateral security described in the Security Instruments), corporate books and financial records, and to discuss their accounts, affairs and finances with any employee, officer or director thereof.

      V.6 INSURANCE. Without limiting any of the requirements of any of the other Loan Documents, Borrower shall maintain, in amounts satisfactory to Lender
(a) public liability insurance, (b) worker's compensation insurance (or maintain a legally sufficient amount of self insurance against worker's compensation liabilities, with adequate reserves, under a plan approved by Lender), (c) fire and "all risk" casualty insurance on its properties (including but not limited to the collateral security now or hereafter securing payment and performance of the Secured Obligations), against such hazards and in at least such amounts as are customary in the type of business in which Borrower is engaged, and (d) rent or business interruption insurance against loss of income arising out of damage or destruction by such hazards as presently are included in so called "all risk coverage". At the request of Lender, Borrower will deliver forthwith a certificate, executed by a duly authorized representative of the insurer(s), specifying the details of such insurance in effect.

      All policies of insurance shall provide that at least thirty (30) days' prior written notice of cancellation or modification of the policy shall be given to Lender by the insurer, and all policies of casualty insurance covering any tangible security for the Secured Obligations shall be payable to Borrower and Lender as their respective interests may appear. Borrower agrees that there shall be no recourse against Lender for the payment of premiums, commissions, assessments or advances in respect of any such policy, and at Lender's request shall provide Lender with the agreement of the insurer(s) to this effect.

      At the request of Lender, all policies of casualty insurance covering any tangible security for the Secured Obligations shall be delivered to and held by Lender. Borrower shall act expeditiously in the adjustment and settlement of claims under such policies in order to preserve the greatest possible value reasonably obtainable in respect of such claims. Following the occurrence of an Event of Default, Lender may, at its option, act as attorney in fact for Borrower in adjusting and settling claims under such insurance and endorsing any drafts with respect thereto, and this power, being coupled with an interest, shall be irrevocable prior to payment in full of the indebtednesses evidenced by the Note and performance of all of the obligations of Borrower to Lender in connection therewith, and any insurer is hereby instructed to rely upon Lender's representation that an Event of Default has occurred hereunder without further inquiry or investigation.

      V.7 TAXES AND ASSESSMENTS; TAX INDEMNITY. Borrower and each Guarantor shall (a) file all tax returns and appropriate schedules thereto that are required to be filed under applicable law, prior to the date of delinquency, (b) pay and discharge all taxes, assessments and governmental charges or levies imposed upon Borrower or either Guarantor, upon its income and profits or upon any properties belonging to it, prior to the date on which penalties attach thereto, and (c) pay all taxes, assessments and governmental charges or levies that, if unpaid, might become a lien or charge upon any of its properties; provided, however, that Borrower and Guarantors in good faith may contest any such tax, assessment, governmental charge or levy described in the foregoing clauses (b) and (c) so long as appropriate reserves are maintained with respect thereto. If any tax is or may be imposed by any governmental entity in respect of sales of Borrower's Inventory or the merchandise that is the subject of such sales, or as a result of any other transaction of Borrower, which tax Lender is or may be required to withhold or pay, Borrower agrees to indemnify and hold harmless Lender in connection with such taxes (including penalties and interest), and Borrower shall immediately reimburse Lender for any such amounts paid by Lender, and such amounts shall be added to the Secured Obligations pursuant to the terms hereof.

      V.8 CORPORATE EXISTENCE. Borrower and each Guarantor shall maintain its corporate existence and good standing in the state of its incorporation, and its qualification and good standing as a foreign corporation in each jurisdiction in which such qualification is necessary pursuant to applicable law.

      V.9 COMPLIANCE WITH LAW AND OTHER AGREEMENTS. Borrower and each Guarantor shall maintain its business operations and property owned or used in connection therewith in compliance with (a) all applicable federal, state and local laws, regulations and ordinances governing such business operations and the use and ownership of such property, and (b) all agreements, licenses, franchises, indentures and mortgages to which Borrower or either Guarantor is a party or by which Borrower, either Guarantor or any of their properties is bound. Without limiting the foregoing, Borrower and each Guarantor shall pay all of its indebtedness promptly in accordance with the terms thereof.

      V.10 NOTICE OF DEFAULT. Borrower and Guarantors shall give written notice to Lender of the occurrence of any default, event of default or Event of Default under this Agreement or any other Loan Document promptly upon the occurrence thereof.

      V.11 NOTICE OF LITIGATION. Borrower and Guarantors shall give notice, in writing, to Lender of (a) any actions, suits or proceedings wherein the amount at issue is in excess of $250,000, instituted by any persons against Borrower or either Guarantor, or affecting any of the assets of Borrower or either Guarantor, and (b) any dispute, not resolved within sixty (60) days of the commencement thereof, between Borrower or either Guarantor on the one hand and any governmental or regulatory body on the other hand, which might reasonably be expected to have a material adverse effect on the business operations or financial condition or Borrower or either Guarantor.

      V.12  ENVIRONMENTAL MATTERS.

            (a) Borrower and Guarantors will cause the Property to remain free of all Hazardous Wastes, and to remain free of all Hazardous Materials other than those maintained therein or thereon in full compliance with Environmental Laws. Neither Borrower nor either Guarantor will cause or permit the Property to be used to generate, manufacture, refine, transport, treat, store, handle, dispose, transfer, produce or process Hazardous Materials except in full compliance with Environmental Laws.

            (b) Borrower and Guarantors will notify Lender immediately if they receive any notice or obtain knowledge of any noncompliance with or violation of any Environmental Laws with respect to the Property or the Business.


            (c) In the event that Hazardous Materials unrelated to the Business, or Hazardous Wastes, are discovered on or are brought onto the Property, Borrower and Guarantors will cause such Hazardous Materials or Hazardous Wastes to be removed and disposed of promptly and in full compliance with Environmental Laws. Borrower and Guarantors will provide Lender prior written notice of such removal and disposal actions.

            (d) Borrower and Guarantors will comply with all Environmental Laws in all jurisdictions in which Borrower or either Guarantor operates, now or in the future, and will comply with all Environmental Laws that in the future become applicable to the Property or the Business.

      V.13 MERGERS, CONSOLIDATIONS, ACQUISITIONS AND SALES. Without the prior express written consent of Lender, neither Borrower nor either Guarantor shall
(a) be a party to any merger, consolidation or corporate reorganization, (b) purchase or otherwise acquire all or substantially all of the assets or stock of, or any partnership or joint venture interest in, any other person, firm or entity, (c) sell, transfer, convey, grant a security interest in or lease all or any substantial part of its assets, nor (d) create any subsidiaries nor convey any of its assets to any subsidiary; provided, however, Borrower or either

Guarantor may make acquisitions of all or substantially all of the stock or assets of other entities, so long as (i) no Event of Default exists hereunder,
(ii) the purchase price payable in connection with each such acquisition, including the fair market value of any non-cash consideration, does not exceed $5,000,000, and (iii) any subsidiary of Borrower or either Corporate Guarantor created or acquired in connection with any such acquisition shall guarantee the indebtedness of Borrower to Lender and grant Lender a security interest in all of its assets to secure its obligations and the obligations of Borrower to Lender, all pursuant to documentation in form and substance satisfactory to Lender in all respects.


      V.14  MANAGEMENT,  OWNERSHIP.  Neither Borrower nor either Guarantor shall permit any significant change in its ownership, executive staff or management without the prior written consent of Lender. The ownership, executive staff and management of Borrower and Guarantors are material factors in Lender's willingness to institute and maintain a lending relationship with Borrower.

      V.15 DIVIDENDS, ETC. Neither Borrower nor either Guarantor shall declare or pay any dividend of any kind, in cash or in property, on any class of its capital stock, nor purchase, redeem, retire or otherwise acquire for value any shares of such stock, nor make any distribution of any kind in respect thereof, nor make any return of capital to shareholders, nor make any payments in respect of any pension, profit sharing, retirement, stock option, stock bonus, incentive compensation or similar plan (except as required or permitted hereunder), without the prior written consent of Lender. Without limiting the foregoing, not less than seventy-five percent (75%) of the net proceeds of any equity offering by Borrower or either Guarantor shall be retained and shall not be paid out as dividends or otherwise distributed to shareholders.

      V.16 GUARANTIES; LOANS. Neither Borrower nor either Guarantor shall guarantee nor be liable in any manner, whether directly or indirectly, or become contingently liable after the date of this Agreement in connection with the obligations or indebtedness of any person or persons, except for the indorsement of negotiable instruments payable to Borrower or Guarantors for deposit or collection in the ordinary course of business. Neither Borrower nor either Guarantor shall make any loan, advance or extension of credit to any person other than in the normal course of its business.

      V.17 DEBT. Neither Borrower nor either Guarantor shall create, incur, assume or suffer to exist indebtedness of any description whatsoever in an aggregate amount in excess of $250,000 (excluding the indebtedness evidenced by the Note, trade accounts payable and accrued expenses incurred in the ordinary course of business and the indorsement of negotiable instruments payable to Borrower or Guarantors for deposit or collection in the ordinary course of business).

      V.18  CONDUCT OF BUSINESS.  Borrower   and   Guarantors   will continue to
engage, in an efficient and economical manner, in a business of the same general type as conducted by them on the date of this Agreement.

      V.19 MAINTENANCE OF COLLATERAL. Borrower will maintain all tangible personal property constituting any part of the collateral described in the Security Instruments in good condition and repair and will pay all costs and expenses incurred in the maintenance of same, and will not permit any act or occurrence that may impair the value thereof. Prior to the occurrence of an Event of Default, Borrower shall be entitled to possession of such tangible collateral and to use same in any lawful manner permitted hereunder, provided that such use does not cause excessive wear and tear to such collateral, nor cause it to decline in value at an excessive rate, nor violate the terms of any policy of insurance thereon.

      V.20 SALE OF INVENTORY. Borrower will not sell, lease, exchange or otherwise dispose of any of that portion of the collateral that consists of Inventory, nor remove the same from its place(s) of business as described herein, without the prior written consent of Lender, except in the ordinary course of business for cash or on open account or on terms of payment ordinarily extended to its customers. Upon the sale, exchange or other disposition of said Inventory, the security interest and lien created and provided for herein, without break in continuity and without further formality or act, shall continue in and attach to any proceeds thereof, including but not limited to accounts, chattel paper, contract rights, shipping documents, documents of title and cash or non-cash proceeds, and in the event of any unauthorized sale, shall also continue in said Inventory itself. All chattel paper shall be delivered to Lender promptly upon receipt.

      V.21 SPECIAL AGREEMENTS OF BORROWER WITH RESPECT TO RECEIVABLES AND INVENTORY.

            (a) By the execution of this Agreement, Lender shall not be obligated to do or perform any of the acts or things to be done or performed by Borrower pursuant to any contracts in which Lender has a security interest, but Lender may, at its election, perform some or all of the obligations provided in said contracts to be performed by Borrower, and if Lender incurs any liability or expenses by reason thereof, same shall be payable by Borrower upon demand and same shall also be secured by this Agreement and the other Loan Documents. Lender shall be subrogated to all guaranties and security now or hereafter in Borrower's possession or favor.

            (b) If requested by Lender following the occurrence of an Event of Default, Borrower shall immediately notify all account debtors to direct payments to Lender or to a lockbox in accordance with a Lockbox Service Agreement to be entered into between Borrower and Lender at Lender's request. Borrower will forthwith on receipt of all checks, drafts, cash and other remittances in payment of inventory sold, or in payment on account of Borrower's Receivables, deposit the same in a special bank account maintained with Lender over which Lender alone has power of withdrawal. Said proceeds shall be deposited in precisely the form received, except for the indorsement of Borrower where necessary to permit collection of items, which indorsement Borrower agrees to make, and which Lender is also hereby authorized to make on Borrower's behalf. Pending such deposit, Borrower agrees that it will not commingle any such checks, drafts, cash or other remittances with any of Borrower's other funds or property, but will hold them separate and apart therefrom and in trust for Lender until deposit thereof is made in the special account. The funds in said account and any funds collected by Lender under a Lockbox Service Agreement shall be held by Lender as additional security for the Secured Obligations. Lender may on a daily basis apply the whole or any part of the collected funds on deposit in the special account and from the lockbox against the Secured Obligations, and the amount, order and method of such application shall be in the discretion of Lender; provided, however, that so long as no Event of Default (or event that with the giving of notice or the passage of time or both would constitute an Event of Default) has occurred and is existing, said collected funds will be applied first to the outstanding principal balance of, and accrued and unpaid interest on, the Loan, in such order of priority as Lender shall determine. Any portion of said funds on deposit in the special account and from the lockbox that Lender elects not to so apply may be paid over by Lender to Borrower.

            (c) Without limiting the provisions of SUBSECTION 5.21(B) hereof, Borrower acknowledges and agrees that, upon the occurrences of an Event of

      Default, Lender shall have the right to notify the account debtors obligated on any or all of Borrower's Receivables to make payment thereof direct to Lender, and to take control of all proceeds of any such Receivables, and charge the collection costs and expenses to Borrower. Until Lender gives Borrower other instructions, Borrower shall continue to make collections of all Receivables for Lender. All payments on account of Receivables, or as proceeds of any collateral, whether such payments are made by check, draft, cash, money order, wire transfer, or otherwise, shall be the specific property of Lender. Borrower shall receive such payments as trustee for Lender and shall immediately deliver them to Lender in their original form as received.

            (d) Lender shall be privileged to enjoy all the rights and remedies of Borrower as to the Receivables and shall be and become subrogated to all guaranties and securities possessed by Borrower or due to come into Borrower's hands, but Lender shall not be liable in any manner for exercising or refusing to exercise any rights thereby bestowed.

            (e) Borrower shall notify Lender promptly of all returns and recoveries of merchandise and of all disputes and claims where the amount at issue exceeds $25,000 in the aggregate, and Borrower shall settle or adjust disputes and claims directly with customers for amounts and upon terms it considers advisable and dispose of merchandise returns as it sees fit, unless Lender directs Borrower to make such settlements, adjustments and disposals subject to Lender's approval. In all cases Lender will credit the Loan with only the net amounts received by Borrower in payment of Receivables.

            (f) Borrower hereby appoints the officers of Lender and/or any other person whom Lender may designate as Borrower's attorney(s)-in-fact with full power to endorse Borrower's name on any checks, notes, acceptances, money orders, drafts or other forms of payment or security that may come in Lender's possession; to sign Borrower's name on any invoice or bill of lading relating to any Receivable, on drafts against customers, on schedules of assignments of Receivables, on notices of assignment, on financing statements, applications for noting of liens on certificates of title and other public records or documents of any kind as necessary or desirable to insure perfection or enforceability of Lender's security interests in or liens on property of Borrower granted hereunder or otherwise, on verification of accounts and on notices to customers; to notify the post office authorities to change the address for delivery of Borrower's mail to an address designated by Lender; to receive, open and dispose of all mail addressed to Borrower; to send requests for verifications of accounts to customers; and to do all other things Lender deems necessary to carry out this Agreement. Borrower hereby ratifies and approves all acts of the attorney(s) and neither Lender nor the attorney(s) for Lender will be liable for any acts of commission or omission, nor for any error of judgment or mistake of fact or law. This power, being coupled with an interest, is irrevocable so long as any money remains owing to Lender from Borrower.

            (g) Lender will be entitled to hold all sums at any time standing to Borrower's credit on Lender's books and all of Borrower's property at any time in Lender's possession, or upon or in which Lender at any time has a lien or security interest, as security for all of Borrower's obligations at any time owing to Lender, its parent corporation, subsidiary, co-subsidiary or affiliate, whether such obligations are direct or indirect, absolute or contingent, under this Agreement or otherwise. Such obligations shall include, without limitation, all loans, advances, debts, liabilities, obligations for purchases made by Borrower from other clients factored or financed by Lender or from any such parent, subsidiary, co-subsidiary or affiliate, whether such obligations are absolute or contingent, or under this Agreement or otherwise, no matter how or when arising and whether due or to become due, and further including all interest, fees, charges, expenses and attorney's fees chargeable to Borrower's loan account or incurred in connection with Borrower's loan account whether provided for herein or in any other agreement between Borrower and Lender, and Lender shall have the right to charge to Borrower's loan account the amounts of all such obligations and pay over such amounts to such parent, subsidiary, co-subsidiary or affiliate.

      V.22 PLACES OF BUSINESS; MOBILE GOODS. Borrower will not change the location of its chief place of business, chief executive office or any place of business disclosed to Lender pursuant to SECTION 4.5 hereof, nor will Borrower move any of the tangible personal property constituting a part of the collateral for the Secured Obligations to any other location(s) (except during temporary periods in the normal and customary use thereof), nor will Borrower change the location at which it maintains its records concerning the intangible collateral for the Secured Obligations, without thirty (30) days' prior written notice to Lender in each instance. If any of the tangible collateral for the Secured Obligations constitutes goods of a type normally used in more than one state (whether or not actually so used), Borrower will contemporaneously with the execution hereof furnish to Lender a list of all states in which such goods are or will be used, and hereafter will notify Lender in writing of any other state(s) in which such goods are or will be so used.

      V.23 ERISA PLAN. If Borrower has in effect, or hereafter institutes (with Lender's consent, as hereinafter provided), a pension plan that is subject to the requirements of Title IV of the Employee Retirement Income Security Act of 1974, Pub. L. No. 93 406, September 2, 1974, 88 Stat. 829, 29 U.S.C.A. ss. 1001
ET Seq. (1975), as amended from time to time ("ERISA"), then the following warranty and covenants shall be applicable during such period as any such plan (the "Plan") shall be in effect: (a) Borrower hereby warrants that no fact that might constitute grounds for the involuntary termination of the Plan, or for the appointment by the appropriate United States District Court of a trustee to administer the Plan, exists at the time of execution of this Agreement, (b) Borrower hereby covenants that throughout the existence of the Plan, Borrower's contributions under the Plan will meet the minimum funding standards required by ERISA and Borrower will not institute a distress termination of the Plan, (c) Borrower hereby covenants that the Plan's annual financial and actuarial statements and the Plan's annual Form 5500 information return will be filed with Lender within thirty (30) days of the preparation thereof, and (d) Borrower covenants that it will send to Lender a copy of any notice of a reportable event (as defined in ERISA) required by ERISA to be filed with the Labor Department or the Pension Benefit Guaranty Corporation, at the time that such notice is so filed.

      No Plan shall be instituted by Borrower unless Lender shall have given its written consent thereto.


                                   ARTICLE VI

                               FINANCIAL COVENANTS
                               -------------------

      VI.1 NET WORTH  REQUIREMENTS.  Borrower and Guarantors  shall at all times maintain a minimum tangible net worth of $12,000,000, calculated on a consolidated basis. For purposes of this covenant, "tangible net worth" shall refer to the excess of Borrower's and Guarantors' total assets above the sum of their intangible assets plus total liabilities (exclusive of any debt subordinated to indebtedness of Borrower or Guarantors to Lender), all determined in accordance with generally accepted accounting principles consistently applied.

      VI.2 DEBT TO WORTH RATIO. Borrower and Guarantors shall at all times maintain a ratio of total liabilities (exclusive of any debt subordinated to indebtedness of Borrower or Guarantors to Lender) to tangible net worth of not more than 2.0 to 1.0, calculated on a consolidated basis. For purposes of this covenant, "tangible net worth" shall have the meaning set forth in SECTION 6.1 hereof.

      VI.3 INTEREST COVERAGE RATIO. Borrower and Guarantors shall maintain a ratio of earnings before interest and taxes to interest expense, all determined in accordance with generally accepted accounting principles consistently applied, calculated on a consolidated basis as of the last day of each September, December, March and June, for the then-previous twelve-month period (beginning September 30, 1999), of not less than 4.0 to 1.0.


                                   ARTICLE VII

                              DEFAULT AND REMEDIES
                              --------------------

      VII.1 EVENTS OF DEFAULT. The occurrence of any of the following shall constitute an Event of Default hereunder:

            (a) Failure to make payment of the principal of or interest on the indebtedness evidenced by the Note within five (5) days of when due;

            (b) Any misrepresentation by Borrower or either Guarantor as to any material matter hereunder or under any of the other Loan Documents, or delivery by Borrower or either Guarantor of any schedule, statement, resolution, report, certificate, notice or writing to Lender that is untrue in any material respect on the date as of which the facts set forth therein are stated or certified;

            (c) Failure of Borrower or any Guarantor to perform any of its obligations under SECTIONS 5.7, 5.9 or 5.12 of this Agreement within fifteen (15) days after the earlier of (i) written notice from Lender to Borrower of such failure to perform, or (ii) the date Borrower becomes aware of such failure to perform;

            (d) Failure of Borrower or either Guarantor to perform any other of its obligations under this Agreement, the Note, any of the Security Instruments or any of the other Loan Documents;

            (e) Borrower or either Guarantor (i) shall generally not pay or shall be unable to pay its debts as such debts become due; or (ii) shall make an assignment for the benefit of creditors or petition or apply to any court or tribunal for the appointment of a custodian, receiver or trustee for it or a substantial part of its assets; or (iii) shall commence any proceeding or case under any bankruptcy, reorganization, arrangement, readjustment of debt, dissolution or liquidation law or statute of any jurisdiction, whether now or hereafter in effect; or (iv) shall have had any such petition or application filed or any such proceeding or case commenced against it in which an order for relief is entered or an adjudication or appointment is made; or (v) shall indicate, by any act or omission, its consent to, approval of or acquiescence in any such petition, application, case, proceeding or order for relief or the appointment of a custodian, receiver or trustee for it or a substantial part of its assets; or (vi) shall suffer any such custodianship, receivership or trusteeship to continue undischarged for a period of thirty (30) days or more;

            (f) Borrower or either Guarantor shall be liquidated, dissolved, partitioned or terminated, or the charter or certificate of authority thereof shall expire or be revoked;

            (g) A default or event of default shall occur under any of the other Loan Documents;

            (h) Borrower or either Guarantor shall default in the timely payment or performance of any obligation now or hereafter owed to Lender in connection with any other indebtedness of Borrower or either Guarantor now or hereafter owed to Lender;

            (i) Lender shall reasonably suspect the occurrence of one or more of the aforesaid events of default and Borrower, upon the written request of Lender, shall fail to provide evidence reasonably satisfactory to Lender that such event or events of default have not in fact occurred; or

            (j) Lender in good faith shall deem itself insecure.

      VII.2 ACCELERATION OF MATURITY; REMEDIES. Upon the occurrence of any Event of Default described in SUBSECTION 7.1(D) hereof as it relates to Borrower, the indebtednesses evidenced by the Note as well as any and all other indebtedness of Borrower to Lender shall be immediately due and payable in full; and upon the occurrence of any other Event of Default described above (including but not limited to SUBSECTION 7.1(D) hereof as it relates to any Guarantor), Lender at any time thereafter may at its option accelerate the maturity of the indebtednesses evidenced by the Note as well as any and all other indebtedness of Borrower to Lender; all without notice of any kind. Upon the occurrence of any such Event of Default and the acceleration of the maturity of the indebtednesses evidenced by the Note:

            (a) any obligation of Lender to advance any proceeds under the Loan shall immediately cease and be of no further force nor effect, and Lender shall be immediately entitled to exercise any and all rights and remedies possessed by Lender pursuant to the terms of the Security Instruments and all of the other Loan Documents;

            (b) Lender shall have all of the rights and remedies of a secured party under the Uniform Commercial Code; and

            (c) Lender shall have any and all other rights and remedies that Lender may now or hereafter possess at law, in equity or by statute.

      VII.3 RIGHT OF SETOFF. Without limitation of the foregoing, upon the occurrence and during the continuance of any Event of Default, Lender is hereby authorized at any time and from time to time, without notice to Borrower or Guarantors (any such notice being expressly waived by Borrower and Guarantors), to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held by Lender or any of its affiliates, and any other indebtedness at any time owing by Lender or its affiliates to or for the credit or the account of Borrower or Guarantors, against any and all of the Secured Obligations, irrespective of whether Lender shall have made any demand under this Agreement or the Note or any other Loan Document and although such obligations may be unmatured. Lender agrees to notify Borrower or Guarantors (as applicable) within a reasonable time after any such setoff and application; provided that the failure to give such notice shall not affect the validity of such setoff and application. The rights of Lender under this SECTION 7.3 are in addition to any other rights and remedies (including, without limitation, other rights of setoff) that Lender may have.

      VII.4 REMEDIES CUMULATIVE; NO WAIVER. No right, power or remedy conferred upon or reserved to Lender by this Agreement or any of the other Loan Documents is intended to be exclusive of any other right, power or remedy, but each and every such right, power and remedy shall be cumulative and concurrent and shall be in addition to any other right, power and remedy given hereunder, under any of the other Loan Documents or now or hereafter existing at law, in equity or by statute. No delay or omission by Lender to exercise any right, power or remedy accruing upon the occurrence of any Event of Default shall exhaust or impair any such right, power or remedy or shall be construed to be a waiver of any such Event of Default or an acquiescence therein, and every right, power and remedy given by this Agreement and the other Loan Documents to Lender may be exercised from time to time and as often as may be deemed necessary by Lender.

      VII.5 PROCEEDS OF REMEDIES. Any or all proceeds resulting from the exercise of any or all of the foregoing remedies shall be applied as set forth in the Loan Document(s) providing the remedy or remedies exercised; if none is specified, or if the remedy is provided by this Agreement, then as follows:

            First, to the costs and expenses, including reasonable attorney's fees and expenses, incurred by Lender in connection with the exercise of its remedies;

            Second, to the expenses of curing the default that has occurred, in the event that Lender elects, in its sole discretion, to cure the default that has occurred;

            Third, to the payment of the Secured Obligations, including but not limited to the payment of the principal of and interest on the indebtednesses evidenced by the Note, in such order of priority as Lender shall determine in its sole discretion; and

            Fourth, the remainder, if any, to Borrower or to any other person lawfully thereunto entitled.


                                  ARTICLE VIII

                                  MISCELLANEOUS
                                  -------------

      VIII.1 INDEPENDENCE OF COVENANTS. All covenants hereunder shall be given independent effect so that if a particular action or condition is not permitted by any of such covenants, the fact that it would be permitted by an exception to, or otherwise would be within the limitations of, another covenant shall not avoid the occurrence of an Event of Default if such action is taken or condition exists.

      VIII.2  PERFORMANCE BY LENDER.

            (a) Lender may file one or more financing statements disclosing Lender's security interests under this Agreement and the other Loan Documents without the signature of Borrower appearing thereon, and Borrower shall pay the costs of, or incidental to, any recording or filing of any financing statements concerning the collateral security described in the Security Instruments. Borrower agrees that a carbon, photographic, photostatic or other reproduction of this Agreement or any other Security Instrument or of a financing statement is sufficient as a financing statement.

            (b) If Borrower or Guarantors shall default in the payment, performance or observance of any covenant, term or condition of this Agreement, Lender may, at its option, pay, perform or observe the same, and all payments made or costs or expenses incurred by Lender in connection therewith (including but not limited to reasonable attorney's fees and expenses), with interest thereon at the default rate provided in the Note (if none, then at the maximum rate from time to time allowed by applicable law), shall be immediately repaid to Lender by Borrower and Guarantors and shall constitute a part of the Secured Obligations and be secured hereby until fully repaid. Lender shall determine at its sole discretion the necessity for any such actions and of the amounts to be paid.


      VIII.3 COSTS AND EXPENSES. Borrower agrees to pay all costs and expenses incurred by Lender in connection with the making of the Loan, including but not limited to filing fees, recording taxes and reasonable attorney's fees and expenses, promptly upon demand of Lender. Borrower further agrees to pay all premiums for insurance required to be maintained pursuant to the terms of the Loan Documents and all of the out-of-pocket costs and expenses incurred by Lender in connection with the administration, servicing and/or collection of the Loan, including but not limited to reasonable attorney's fees and expenses, promptly upon demand of Lender.

      VIII.4 ASSIGNMENT. The Note, this Agreement and the other Loan Documents may be endorsed, assigned and/or transferred in whole or in part by Lender, and any such holder and/or assignee of the same shall succeed to and be possessed of the rights and powers of Lender under all of the same to the extent transferred and assigned. Lender may grant participations in all or any portion of its interest in the indebtednesses evidenced by the Note. Borrower shall not assign any of its rights nor delegate any of its duties hereunder or under any of the other Loan Documents without the prior express written consent of Lender.

      VIII.5 SUCCESSORS AND ASSIGNS INCLUDED IN PARTIES. Subject to the provisions of SECTION 8.4 hereof, whenever in this Agreement one of the parties hereto is named or referred to, the heirs, legal representatives, successors, successors-in-title and assigns of such parties shall be included, and all covenants and agreements contained in this Agreement by or on behalf of Borrower or by or on behalf of Lender shall bind and inure to the benefit of their respective heirs, legal representatives, successors-in-title and assigns, whether so expressed or not.

      VIII.6 THIRD PARTY BENEFICIARIES. This Agreement and the other Loan Documents are intended for the sole and exclusive benefit of the parties hereto and their respective successors and permitted assigns, and shall not serve to confer any rights or benefits in favor of any person not a party hereto. No other person shall have any right to rely on this Agreement or the other Loan Documents, or to derive any benefit herefrom.

      VIII.7 TIME OF THE ESSENCE. Time is of the essence with respect to each and every covenant, agreement and obligation of Borrower and Guarantors hereunder and under all of the other Loan Documents.

      VIII.8 SEVERABILITY. If any provision(s) of this Agreement or the application thereof to any person or circumstance shall be invalid or unenforceable to any extent, the remainder of this Agreement and the application of such provisions to other persons or circumstances shall not be affected thereby and shall be enforced to the greatest extent permitted by law.

      VIII.9 INTEREST AND LOAN CHARGES NOT TO EXCEED MAXIMUM ALLOWED BY LAW. Anything in this Agreement, the Note, the Security Instruments or any of the other Loan Documents to the contrary notwithstanding, in no event whatsoever, whether by reason of advancement of proceeds of the Loan, acceleration of the maturity of the unpaid balance of the Loan or otherwise, shall the interest and loan charges agreed to be paid to Lender for the use of the money advanced or to be advanced hereunder exceed the maximum amounts collectible under applicable laws in effect from time to time. It is understood and agreed by the parties that, if for any reason whatsoever the interest or loan charges paid or contracted to be paid by Borrower in respect of the indebtednesses evidenced by the Note shall exceed the maximum amounts collectible under applicable laws in effect from time to time, then IPSO facto, the obligation to pay such interest and/or loan charges shall be reduced to the maximum amounts collectible under applicable laws in effect from time to time, and any amounts collected by Lender that exceed such maximum amounts shall be applied to the reduction of the principal balance(s) of the indebtednesses evidenced by the Note and/or refunded to Borrower so that at no time shall the interest or loan charges paid or payable in respect of the indebtednesses evidenced by the Note exceed the maximum amounts permitted from time to time by applicable law.

      VIII.10 ARTICLE AND SECTION HEADINGS; DEFINED TERMS. Numbered and titled article and section headings and defined terms are for convenience only and shall not be construed as amplifying or limiting any of the provisions of this Agreement.

      VIII.11 NOTICES. Any and all notices, elections or demands permitted or required to be made under this Agreement shall be in writing and shall be delivered personally, telecopied or sent by certified mail or nationally recognized courier service (such as Federal Express), to the other party at the address set forth below, or at such other address as may be supplied in writing by the party whose address is being changed and of which receipt has been acknowledged in writing. The date of personal delivery or telecopy or the date of mailing (or delivery to such courier service), as the case may be, shall be the date of such notice, election or demand. For the purposes of this Agreement:

            The address of Lender is:

                  SouthTrust Bank, National Association
                  230 Fourth Avenue North
                  8th Floor
                  Nashville, Tennessee  37219
                  Attention: Marci Osesek
                  Telecopy Number: 615/880-4004

            with a copy to:

                  Bass, Berry & Sims PLC
                  2700 First American Center
                  Nashville, Tennessee  37238
                  Attention: Felix R. Dowsley, III
                  Telecopy Number:  615/742-2728

            The address of Borrower is:

                  American Micro Computer Center, Inc.
                  6073 N.W. 167th Street, Unit C-25
                  Miami, Florida 33015
                  Attention: Frank Cruz
                  Telecopy Number: 305/825-7774

            with a copy to:

                  Kirkpatrick & Lockhart LLP
                  Miami Center, 20th Floor
                  201 South Biscayne Boulevard
                  Miami, Florida 33131-2399
                  Attention: Clayton R. Parker, Esq.
                  Telecopy Number: 305/358-7095

            The addresses of Guarantors are:

                  European Micro Holdings, Inc.
                  6073 N.W. 167th Street, Unit C-25
                  Miami, Florida 33015
                  Attention: Frank Cruz
                  Telecopy Number: 305/825-7774

                  Nor'easter Micro, Inc.
                  803 Third Avenue North
                  Nashville, TN 37210
                  Attention: Jay Nash
                  Telecopy Number: 615/254-9318

      VIII.12 INTEGRATION. This Agreement and the Loan Documents contain the entire agreement between the parties relating to the subject matter hereof and supersede all oral statements and prior writings with respect thereto.

      VIII.13 INDEMNITY. Borrower and Guarantors hereby agree to defend, indemnify, and hold Lender harmless from and against any and all claims, damages, judgments, penalties, costs and expenses (including reasonable attorney's fees and expenses and court costs now or hereafter arising from the aforesaid enforcement of this clause) arising directly or indirectly from the activities of Borrower or Guarantors, their predecessors in interests, or third parties with whom they have a contractual relationship, or arising directly or indirectly from the violation of any law, whether such claims are asserted by any governmental agency or any other person. This indemnity shall survive the termination of this Agreement.

      VIII.14 JURY TRIAL WAIVER. BORROWER, GUARANTORS AND LENDER HEREBY WAIVE TRIAL BY JURY IN ANY ACTION, PROCEEDING, CLAIM OR COUNTER-CLAIM, WHETHER IN CONTRACT IN TORT, AT LAW OR IN EQUITY, ARISING OUT OF OR IN ANY WAY RELATED TO THIS AGREEMENT OR THE LOAN DOCUMENTS.

      VIII.15 VENUE. All actions or proceedings in any way, manner or respect arising out of or from or related to this Agreement shall be litigated in courts having situs within the City of Nashville, State of Tennessee. Borrower and Guarantors hereby consent and submit to the jurisdiction of any local, state or federal courts located within said city and state.

      VIII.16 MISCELLANEOUS. This Agreement shall be construed and enforced under the laws of the State of Tennessee. No amendment, modification, termination or waiver of any provision of any Loan Document to which Borrower or either Guarantor is a party, nor consent to any departure by Borrower or either Guarantor from compliance with the terms of any Loan Document to which it is a party, shall be effective unless the same shall be in writing and signed on behalf of Lender by a duly authorized officer of Lender, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

      IN WITNESS WHEREOF, the parties hereto have executed this Agreement, or have caused this Agreement to be executed by their duly authorized officers, as of the day and year first above written.

                                     LENDER:

                                    SOUTHTRUST BANK, NATIONAL ASSOCIATION

                                    By:_____________________________
                                       Title:_______________________


                                    BORROWER:

                                    AMERICAN MICRO COMPUTER CENTER, INC.

                                    By:_____________________________
                                       Title:_______________________

                                   GUARANTORS:

                                    EUROPEAN MICRO HOLDINGS, INC.

                                    By:_____________________________
                                       Title:_______________________


                                    NOR'EASTER MICRO, INC.

                                    By:_____________________________
                                       Title:_______________________